TO:

KeyBank National Association, a national banking association,

and/or Fannie Mae, and their respective

successors and/or assigns, as their interests may appear

Hamilton Highlands Apartments

This is to certify that the attached is a true, correct and complete copy of that certain Assignment of Interest Under Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from KeyBank National Association to Fannie Mae, dated May 30, 2025, and to be recorded in the appropriate Registry of Deeds or Registry District of the Land Court.

Kevin T. Creedon

Vice President/Counsel

Prepared by, and after recording
return to:
Venable LLP
600 Massachusetts Avenue, NW
Washington, DC 20001
Attention: Stephanie L. DeLong, Esq.

ASSIGNMENT OF INTEREST UNDER MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

(MASSACHUSETTS)

(NORFOLK COUNTY)

(HAMILTON HIGHLANDS)

Property Address: 757 Highland Ave, Needham, Norfolk County, Massachusetts 02494

Effective as of May 30, 2025.

KNOW ALL MEN BY THESE PRESENTS:

THAT, **KEYBANK NATIONAL ASSOCIATION**, a national banking association ("**Assignor**"), whose address is 11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, in consideration of the sum of Ten Dollars lawful money of the United States of America, to it in hand paid by **FANNIE MAE** ("**Assignee**"), whose address is c/o KeyBank National Association,

11501 Outlook Street, Suite #300, Overland Park, Kansas 66211, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred and set over, and by these presents does hereby grant, bargain, sell, assign, transfer and set over unto Assignee, all of Assignor's rights, titles and interests in, to and under a certain Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "**Mortgage**"), dated as of the date hereof, made by **HAMILTON HIGHLANDS, LLC**, a Massachusetts limited liability company, whose address is c/o The Hamilton Company, Inc., 39 Brighton Avenue, Boston, Massachusetts 02134, for the benefit of Assignor, and recorded concurrently herewith in the Norfolk County Registry of Deeds, relating to certain real property and the improvements thereon more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the indebtedness secured thereby.

Assignor hereby represents and warrants that it is the owner and holder of the Mortgage, that it has not previously assigned its rights thereunder to any party, and that it has taken no action which would impair the priority of the first lien of the Mortgage.

TO HAVE AND TO HOLD the same unto the Assignee, its successors, transferees and assigns forever.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Assignor has signed and delivered or has caused this Assignment to be signed, sealed and delivered by its duly authorized representative as of the day and year first above written.

ASSIGNOR:

KEYBANK NATIONAL ASSOCIATION,
a national banking association

By: Kelly Blodgett (SEAL)
Name: Kelly Blodgett
Title: Vice President

STATE OF Kansas
COUNTY OF Johnson , SS.

On this 1 day of May, 2025, before me, the undersigned notary public, personally appeared Kelly Blodgett, the Vice President of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, which were personally Known, to be the person whose name is signed on the preceding document, and acknowledged to me that this document is signed either voluntarily for its stated purpose or is the free act and deed of the party signing the document.

Notary Public Nicole Manirath
My Commission Expires: 1/24/2027

NICOLE MANIRATH
Notary Public - State of Kansas
My Appointment Expires 1/24/27

HAMILTON HIGHLANDS

<u>EXHIBIT A</u>

757 HIGHLAND AVE., NEEDHAM, MA

A certain parcel of land situated on Highland Avenue, Needham, Norfolk County, Massachusetts, together with any improvements situated thereon, as specifically shown as Lot 2 on a plan entitled "Plan of Land in Needham", prepared by Robert A. MacEwen, Registered Land Surveyor, dated January 10, 1984, which plan is recorded with the Norfolk County Registry of Deeds as Plan #472 of 1984 in Plan Book 310 and is bounded and described according to said plan as follows:

Beginning at a point on the Northwesterly side of Highland Avenue, being the Southeasterly corner of the hereinafter described parcel:

Thence running N 52°-38'-21" W 159.45 feet by land now or formerly of James C. Harkins and Charles J. and Ellen Wainwright;

Thence S 31 °-54'-04" W 97.33 feet by land now or formerly of Charles J. and Ellen Wainwright;

Thence N 58°-54'-31" W 40.00 feet by Cottage Avenue;

Thence S 31 °-05'-29" W 15.00 feet by Cottage Avenue;

Thence N 58°-54'-32" W 25.54 feet;

Thence along a radius of 3232.92 a length of 575.57 feet by land now or formerly of MBTA;

Thence S 65°-50'-24" E 145.02 feet by Lot 1;

Thence N 56°-53'-36" E 101.57 feet by Lot 1;

Thence s 51 °-17'-24" E 180.18 feet by Lot 1;

Thence S 06°-17'-24" E 56.57 feet by Lot 1;

Thence S 38°-42'-36" W 470.12 feet along Highland Avenue to a point of nontangency;

Thence along Highland Avenue by a curve having a radius of 1005.00 feet and a length of 43.89 feet, said curve having a chord bearing of S 37°-06'-22" W to the point of beginning.

Together with the benefit of a perpetual access, drainage and underground utility easement as specifically shown on said Plan, and as set forth in Easement Deed from the Town of Needham, dated March 27, 1984, recorded in Book 6387, Page 187, and as shown on the Survey, as

appurtenant to Parcel 2 on said plan, and being bounded and described according to said plan as follows:

Easement A: Easterly by land of Town of Needham 33.00 feet;

Southerly by a broken line having two measurements of 10± feet and 104± feet, respectively;

Southwesterly by land to be conveyed to McNeil & Associates, Inc. 29± feet;

Westerly by land to be conveyed to McNeil & Associates, Inc. 13± feet;

Northerly by a broken line having 2 measurements of 33± feet and 108± feet respectively.

Easement B: Easterly by Webster Street 30.70 feet;

Southerly by a line 246.30 feet;

Westerly by a line 33.00 feet;

Northerly by land now or formerly of Richard L. and Sandra J. Bedigan and Town of Needham, 253.52 feet.

Also, together with the right to use the 10 foot drainage easement as shown on Lot 1 of said Plan, and as shown on Plan entitled "Town of Needham, Mass., Dept. of Public Works- Plan of Land To Be Acquired Under Article 60 and 61 of the 1957 Town Meeting", dated March 29, 1957, recorded as Plan No. 565 of 1957 in Book 3560, Page 66, and as shown on the Survey, and as set forth in Deed from McNeil & Associates, Inc. dated August 13, 1984 recorded in Book 6473, Page 394.

For title, see deed of Webster Green Apartments LLC, dated March 29, 2018, recorded with said Deeds at Book 35883, Page 235.